UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-A FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934
GMV Wireless, Inc.
(Exact name of registrant as specified in its charter)
Nevada	26-3988293
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

345 S. End Avenue #7P New York, NY	10280
(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered	Name of each exchange on which each class is to be registered
Not Applicable	Not Applicable
If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. .
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. X .
Securities Act registration statement file number to which this form relates:	333-158184

Securities to be registered pursuant to Section 12(g) of the Act:
Common Stock, Par Value of $0.001 Per Share

ITEM 1.                      DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.001 par value per share, of GMV Wireless, Inc. (the “Registrant”) contained in the Registrant’s Registration Statement on Form S-1 originally filed on March 24, 2009 with the United States Securities and Exchange Commission (File No. 333-158184) is incorporated by reference into this registration statement.

ITEM 2.                      EXHIBITS.

Exhibit Number	Description of Exhibits
3.1	Articles of Incorporation.(1)
3.2	Bylaws, as amended.(1)

(1)	Incorporated herein by reference to the exhibits of the same number in the Registrant’s Registration Statement on Form S-1 filed on March 24, 2009.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

        GMV WIRELESS, INC.

Date:  April 20, 2010

By:	/s/ Mark Simon

Mark Simon

President, Secretary and Treasurer

(Principal Executive Officer)